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                                                                    EXHIBIT 23.2

              CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT AUDITORS

     As independent auditors, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated February 11, 2002 included (or incorporated by reference) in Weyerhaeuser Company's annual report on Form 10-K for the fiscal year ended December 30, 2001, and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

April 12, 2002